                                                                     EXHIBIT 4.2








                                                         AEROGEN, INC.

                                                  FOURTH AMENDED AND RESTATED
                                                       INFORMATION AND
                                                 REGISTRATION RIGHTS AGREEMENT

                                                       TABLE OF CONTENTS



                                                                                                               PAGE
1.       CERTAIN DEFINITIONS......................................................................................1

2.       DEMAND REGISTRATION......................................................................................2

         2.1      Request for Registration on Form Other Than Form S-3............................................2

         2.2      Right of Deferral of Registration on Form Other Than Form S-3...................................3

         2.3      Request for Registration on Form S-3............................................................3

         2.4      Registration of Other Securities in Demand Registration.........................................3

         2.5      Underwriting in Demand Registration.............................................................3

                  2.5.1    Notice of Underwriting.................................................................3

                  2.5.2    Inclusion of Other Holders in Demand Registration......................................4

                  2.5.3    Selection of Underwriter in Demand Registration........................................4

                  2.5.4    Marketing Limitation in Demand Registration............................................4

                  2.5.5    Right of Withdrawal in Demand Registration.............................................4

         2.6      Blue Sky in Demand Registration.................................................................5

3.       PIGGYBACK REGISTRATION...................................................................................5

         3.1      Notice of Piggyback Registration and Inclusion of Registrable Securities........................5

         3.2      Underwriting in Piggyback Registration..........................................................5

                  3.2.1    Notice of Underwriting in Piggyback Registration.......................................5

                  3.2.2    Marketing Limitation in Piggyback Registration.........................................5

                  3.2.3    Allocation of Shares in Piggyback Registration.........................................6

                  3.2.4    Withdrawal in Piggyback Registration...................................................6

         3.3      Blue Sky in Piggyback Registration..............................................................6

4.       EXPENSES OF REGISTRATION.................................................................................6

5.       REGISTRATION PROCEDURES..................................................................................6

6.       INFORMATION FURNISHED BY HOLDER..........................................................................7

7.       INDEMNIFICATION..........................................................................................8

         7.1      Company's Indemnification of Holders............................................................8

         7.2      Holder's Indemnification of Company.............................................................8

         7.3      Indemnification Procedure.......................................................................9

         7.4      Contribution....................................................................................9

         7.5      Underwriting Agreement.........................................................................10

                                                           i.


                                                       TABLE OF CONTENTS
                                                          (CONTINUED)

                                                                                                               PAGE

         7.6      Survival.......................................................................................10

8.       LIMITATIONS ON REGISTRATION RIGHTS GRANTED TO OTHER SECURITIES..........................................10

9.       TRANSFER OF RIGHTS......................................................................................10

10.      MARKET STAND-OFF........................................................................................11

11.      TERMINATION OF REGISTRATION RIGHTS......................................................................11

12.      FINANCIAL STATEMENTS AND REPORTS TO HOLDERS.............................................................11

         12.1     General........................................................................................11

         12.2     Major Holders..................................................................................12

13.      INSPECTION..............................................................................................12

14.      USE OF INFORMATION; TERMINATION OF COVENANTS............................................................13

15.      SMALL BUSINESS STOCK....................................................................................13

16.      RIGHT OF FIRST OFFER....................................................................................13

         16.1     General........................................................................................13

         16.2     Notice.........................................................................................13

         16.3     Election.......................................................................................13

         16.4     Company Rights.................................................................................14

         16.5     Definitions....................................................................................14

         16.6     Exceptions.....................................................................................15

         16.7     Transfer of Rights.............................................................................15

17.      MISCELLANEOUS...........................................................................................15

         17.1     Entire Agreement; Successors and Assigns.......................................................15

         17.2     Governing Law..................................................................................15

         17.3     Counterparts...................................................................................15

         17.4     Headings.......................................................................................15

         17.5     Notices........................................................................................16

         17.6     Amendment of Agreement.........................................................................16

         17.7     Amendment and Restatement of Prior Rights Agreement............................................16

         17.8     Changes in Registrable Securities..............................................................16

                                                          ii.

                           FOURTH AMENDED AND RESTATED

                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT

         This FOURTH AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of July 7, 2000, by and among AeroGen, Inc., a Delaware corporation (the "Company"), and the persons listed on the attached Schedule A (collectively, the "Holders").


                                    RECITALS


         A. The Company and certain Holders are parties to that certain Third Amended and Restated Information and Registration Rights Agreement dated August 25, 1998, as amended March 10, 2000 (the "Prior Rights Agreement"), which grants rights to the Common Stock issuable upon conversion of the shares owned by, and information to, such Holders, which registration, information and other rights are hereby terminated and superseded by this Agreement.

         B. On the date hereof, the Company is issuing and selling shares of its Series F Preferred Stock to certain Holders and is, therefore, amending and restating the Prior Rights Agreement.

         C. The Company wishes to enter into this Agreement to grant the Holders registration rights with respect to the shares of Common Stock issuable upon conversion of the Preferred Stock and to provide information rights to each Holder.

         The Parties Agree As Follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                        (a) "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                        (b) "CONVERTIBLE SECURITIES" shall mean securities of the Company convertible into or exchangeable for Registrable Securities.

                        (c) "FORM S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

                        (d) "HOLDER" shall mean any holder of outstanding Registrable Securities which have not been sold to the public or Convertible Securities, but only if such holder is identified on Schedule A or an assignee or transferee of Registration rights as permitted by Section 9.

                                        1.

                        (e) "INITIATING HOLDERS" shall mean Holders who in the aggregate hold at least aggregate fifty percent (50%) of the Registrable Securities.

                        (f) "MATERIAL ADVERSE EVENT" shall mean an occurrence having a consequence that either (a) is materially adverse as to the business, properties, prospects or financial condition of the Company or
(b) is reasonably foreseeable, has a reasonable likelihood of occurring, and if it were to occur might materially adversely affect the business, properties, prospects or financial condition of the Company.

                        (g) The terms "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

                        (h) "REGISTRABLE SECURITIES" shall mean all Common Stock not previously sold to the public issued or issuable upon conversion or exercise of any of the Company's Convertible Securities identified on Schedule A purchased by or issued to the Holders, including Common Stock issued pursuant to stock splits, stock dividends and similar distributions, and any securities of the Company granted Registration rights pursuant to Section 8 of this Agreement; PROVIDED, HOWEVER, that for the purposes of Section 2 and
Section 16 hereof, the Series E Preferred Stock held by PathoGenesis Corporation and Becton, Dickinson and Company shall not be deemed Registrable Securities and PathoGenesis Corporation and Becton, Dickinson and Company will not be deemed a Holder under Section 2 or Section 16.

                        (i)     "REGISTRATION EXPENSES" shall mean all
expenses incurred by the Company in complying with Sections 2 or 3 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, NASD fees, fees to list the Registrable Securities on securities exchanges and quotation systems, printing fees and disbursements expenses, of counsel for the Company and one special counsel for Holders (if different from the Company), Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such Registration.

                        (j) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                        (k) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

         2.   DEMAND REGISTRATION.

              2.1 REQUEST FOR REGISTRATION ON FORM OTHER THAN FORM S-3. Subject to the terms of this Agreement, in the event that the Company shall receive from the Initiating Holders at any time after the earlier of (i) the date two years after the date of this Agreement or

                                      2.

(ii) six months following the Company's initial public offering, a written request that the Company effect any Registration with respect to all or a part of the Registrable Securities on a form other than Form S-3 for an offering of at least 20% of the then outstanding Registrable Securities (or any lesser percent if the reasonably anticipated aggregate net proceeds to the Holders, the Company and any other selling stockholders would exceed $2,000,000), the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and (ii) use its best efforts to effect the Registration, as expeditiously as practicable, of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within 20 days after written notice from the Company. The Company shall not be obligated to take any action to effect any such Registration pursuant to this Section 2.1 (i) within six months of the effective date of a Registration initiated by the Company or (ii) after the Company has effected three such Registrations pursuant to this Section 2.1 and such Registrations have been declared effective.

              2.2 RIGHT OF DEFERRAL OF REGISTRATION ON FORM OTHER THAN FORM S-3. If the Company shall furnish to all such Holders who joined in the request a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for any Registration to be effected as requested under Section 2.1 and/or Section 2.3, the Company shall have the right, exercisable one time only with respect to such Registration, to defer the filing of a Registration Statement with respect to such offering for a period of not more than 120 days from delivery of the request of the Initiating Holders.

              2.3 REQUEST FOR REGISTRATION ON FORM S-3. Subject to the terms of this Agreement, in the event that the Company receives from Holders who in the aggregate hold at least twenty-five percent (25%) of the then outstanding Registrable Securities (or any lesser percent if the reasonably anticipated net proceeds to the Holders, the Company and any other selling stockholders would exceed $1,000,000) a written request that the Company effect any Registration on Form S-3 (or any successor form to Form S-3 regardless of its designation) at a time when the Company is eligible to register securities on Form S-3 (or any successor form to Form S-3 regardless of its designation) for an offering of Registrable Securities, the Company will promptly give written notice of the proposed Registration to all the Holders and will as soon as practicable use its best efforts to effect Registration of the Registrable Securities specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request delivered to the Company within 30 days after written notice from the Company of the proposed Registration. There shall be no limit to the number of occasions on which the Company shall be obligated to effect Registration under this Section 2.3.

              2.4 REGISTRATION OF OTHER SECURITIES IN DEMAND REGISTRATION. Any Registration Statement filed pursuant to the request of the Initiating Holders under this Section 2 may, subject to the provisions of Section 2.5, include securities of the Company other than Registrable Securities.

                                      3.

              2.5   UNDERWRITING IN DEMAND REGISTRATION.

                    2.5.1 NOTICE OF UNDERWRITING. If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2, and the Company shall include such information in the written notice referred to in Section 2.1 or 2.3, and the right of any Holder to Registration pursuant to Section 2 shall be conditioned upon such Holder's agreement to participate in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting.

                    2.5.2 INCLUSION OF OTHER HOLDERS IN DEMAND REGISTRATION. If the Company, officers or directors of the Company holding Common Stock other than Registrable Securities or holders of securities other than Registrable Securities, request inclusion in such Registration, the Initiating Holders, to the extent they deem advisable and consistent with the goals of such Registration, shall, on behalf of all Holders, offer to any or all of the Company, such officers or directors and such holders of securities other than Registrable Securities that such securities other than Registrable Securities be included in the underwriting and may condition such offer on the acceptance by such persons of the terms of this Section 2, provided that no Holder shall have Registrable Securities excluded from such Registration as a result of the offer to others without such Holder's written consent. In the event, however, that the number of shares so included exceeds the number of shares of Registrable Securities included by all Holders, such Registration shall be treated as governed by Section 3 hereof rather than Section 2, and it shall not count as a Registration for purposes of Section 2.1 hereof.

                    2.5.3 SELECTION OF UNDERWRITER IN DEMAND REGISTRATION. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement, in customary form, with the representative ("Underwriter's Representative") of the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being Registered by the Holders and agreed to by the Company in its reasonable business judgment.

                    2.5.4 MARKETING LIMITATION IN DEMAND REGISTRATION. In the event the Underwriter's Representative advises the Initiating Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock and other securities requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then (i) first the Common Stock (other than Registrable Securities) held by officers or directors of the Company, (ii) next the securities other than Registrable Securities and the securities set forth in the following subparagraph (iii), and (iii) last the securities requested to be Registered by the Company, shall be excluded from such Registration to the extent required by such limitation. If a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of

                                      4.

Registrable Securities entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 2.5.4 shall be included in such Registration Statement.

                    2.5.5 RIGHT OF WITHDRAWAL IN DEMAND REGISTRATION. If any Holder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice within a reasonable time prior to the effective date of the Registration Statement to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from the Registration Statement.

              2.6 BLUE SKY IN DEMAND REGISTRATION. In the event of any Registration pursuant to Section 2, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, except for those states or jurisdictions in which the Company is already qualified to do business or subject to consent to service of process and except as may be required by the Securities Act.

         3.   PIGGYBACK REGISTRATION.

              3.1 NOTICE OF PIGGYBACK REGISTRATION AND INCLUSION OF REGISTRABLE SECURITIES. Subject to the terms of this Agreement, in the event the Company decides to Register (either for its own account or the account of a security holder or holders exercising their respective demand Registration rights) on a form that would be suitable for a Registration involving solely Registrable Securities, the Company will: (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 15 days after delivery of such written notice from the Company.

              3.2   UNDERWRITING IN PIGGYBACK REGISTRATION.

                    3.2.1 NOTICE OF UNDERWRITING IN PIGGYBACK REGISTRATION. If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1. In such event the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 3. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the Underwriter's Representative for such offering. The

                                      5.

Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 3.

                    3.2.2 MARKETING LIMITATION IN PIGGYBACK REGISTRATION. In the event the Underwriter's Representative advises the Holders seeking Registration of Registrable Securities pursuant to Section 3 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in Section 3.2.3) may exclude some or all Registrable Securities from such Registration and underwriting.

                    3.2.3 ALLOCATION OF SHARES IN PIGGYBACK REGISTRATION. In the event that the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Section 3.2.2, the number of shares to be included in such Registration shall be allocated (subject to Section 3.2.2) in the following manner: The number of shares that may be included in the Registration and underwriting by selling stockholders shall be allocated among all other Holders thereof, in proportion, as nearly as practicable, to the respective amounts of securities which such Holders would otherwise be entitled to include in such Registration. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 3.2.3 shall be included in the Registration Statement.

                    3.2.4 WITHDRAWAL IN PIGGYBACK REGISTRATION. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter delivered within a reasonable time prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

              3.3 BLUE SKY IN PIGGYBACK REGISTRATION. In the event of any Registration of Registrable Securities pursuant to Section 3, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, except for those states or jurisdictions in which the Company is already qualified to do business or subject to consent to service of process and except as may be required by the Securities Act.

         4. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with three Registrations pursuant to Section 2.1, any Registration pursuant to Section 2.3, and any Registration pursuant to Section 3, shall be borne by the Company. Notwithstanding the above, if a Registration request made pursuant to Section 2.1 is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be Registered, the Holders shall forfeit their right to one demand Registration pursuant to
Section 2.l unless the Holders pay for any and all expenses of such withdrawn Registration; provided further, however, that if at the

                                      6.

time of such withdrawal, the Holders have learned of a Material Adverse Event with respect to the condition, business or prospects of the Company not known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to
Section 2.1 and not forfeit any demand Registrations. All Selling Expenses shall be borne by the Holders of the securities Registered pro rata on the basis of the number of shares Registered.

         5. REGISTRATION PROCEDURES. The Company will keep each Holder whose Registrable Securities are included in any Registration pursuant to this Agreement promptly advised as to the initiation and completion of such Registration. At its expense the Company will:

                             (a)     prepare and file with the Commission a
Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for a period of up to 120 continuous days or until the Holder or Holders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; provided that such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any Registrable Securities included in the Registration at the request of the Company or the underwriter;

                             (b)     prepare and file with the Commission such
amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                             (c)     furnish to the Holders such numbers of
copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                             (d)     use its best efforts to obtain clearance
from the National Association of Securities Dealers and cause all such Registrable Securities included in such Registration to be listed on each securities exchange (or The Nasdaq Stock Market, as the case may be) on which similar securities of the Company are then listed;

                             (e)     promptly notify each Holder of
Registrable Securities covered by such Registration Statement, or the Holder's designated attorney-in-fact, when a prospectus relating thereto covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                                      7.

                             (f)     furnish, at the request of any Holder
requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a Registration pursuant to this Agreement, if such securities are being sold through underwriters, or if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective (i) an opinion of counsel representing the Company for purposes of such Registration dated such date, in such form and substance as is reasonably and customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting Registration of Registrable Securities and (ii) a letter dated such date from the independent certified public accountants of the Company, in such form and substance as is reasonably and customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting Registration of Registrable Securities.

         6. INFORMATION FURNISHED BY HOLDER. It shall be a condition precedent of the Company's obligations under this Agreement as to any Holder that such Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as shall be required to effect the registration of such Holder's Registrable Securities; provided, that such Holder was given a reasonable opportunity to provide the Company with such information, not to exceed ten (10) days.

         7.   INDEMNIFICATION.

              7.1 COMPANY'S INDEMNIFICATION OF HOLDERS. To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, trustees, agents and constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, liabilities or expenses (or actions in respect thereof) to the extent such claims, losses, damages, liabilities or expenses arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company and relating to any such Registration, qualification or compliance; and the Company will promptly reimburse each such Holder, such officers, directors, trustees, agents, constituent parties and legal counsel, each such underwriter and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, expense or action; provided, however, that the indemnity contained in this Section 7.1 shall not

                                      8.

apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon and in conformity with written information furnished to the Company such Holder, underwriter, or controlling person and expressly stated to be for in use in connection with the offering of securities of the Company.

              7.2 HOLDER'S INDEMNIFICATION OF COMPANY. To the extent permitted by law, each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers that has signed the Registration Statement, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, trustees, agents and constituent partners and each person controlling such other Holder, against all claims, losses, damages, liabilities or expenses (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification or compliance; and will reimburse the Company, such Holders, such directors, officers, trustees, agents, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and expressly stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 7.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of such Holder (which consent shall not unreasonably be withheld); and provided further that each Holder's liability under this Section 7.2 shall not exceed such Holder's net proceeds from the offering of securities made in connection with such Registration.

              7.3 INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall, after acknowledging in writing that it is obligated to provide indemnification with respect to such claim and demonstrating its financial

                                      9.

ability to pay such claim if adversely determined, have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim only with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be conflict between the position of the indemnifying and indemnified parties in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 7, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party at the expense of the indemnifying party; provided however, that the indemnifying party shall not, in connection with any such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel (together with appropriate local counsel) at any time for all such indemnified parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent and only to the extent so prejudiced, of liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this
Section 7.

              7.4   CONTRIBUTION. If the indemnification provided for in this
Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations, provided, however, that each Holder's aggregate liability under this Section 7.4 and Section 7.2 shall not exceed such Holder's net proceeds from the offering of securities made in connection with such Registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement, of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              7.5 UNDERWRITING AGREEMENT. If a Holder participates in a Company-initiated underwritten offering pursuant to Section 3 above, then to the extent that the provisions relating to indemnification of and contribution to the underwriter by such Holder contained in the applicable underwriting agreement conflict with the provisions relating to such indemnification and contribution contained in this Agreement, the provisions in such underwriting agreement shall control as between the Holder and the underwriter.

                                     10.

              7.6 SURVIVAL. The obligations of the Company and Holders under this Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

         8. LIMITATIONS ON REGISTRATION RIGHTS GRANTED TO OTHER SECURITIES. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any Registration rights (other than the inclusion hereunder as a "Holder" any holder of Series F Preferred Stock authorized on the date hereof purchased in compliance with the Company's Series F Preferred Stock Purchase Agreement of even date herewith, and as "Registrable Securities" the shares of Common Stock issuable upon conversion of such Series F Preferred Stock), except that, with the consent of the Holders of 50% of the aggregate of the Convertible Securities and Registrable Securities then outstanding, additional holders may be added as parties to this Agreement with regard to any or all securities of the Company held by them. Any such additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered a Holder for all purposes of this Agreement. The additional parties and the additional Registrable Securities shall be identified in an amendment to Schedule A hereto.

         9. TRANSFER OF RIGHTS. The right to cause the Company to Register securities granted by the Company to the Holders under this Agreement may be assigned by any Holder to a transferee or assignee of any Convertible Securities or Registrable Securities not sold to the public acquiring at least 50% of the then outstanding Convertible Securities or Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) held by such Holder on the date hereof; provided, however, that (x) the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such information and Registration rights are being assigned, (y) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of the Company, in its best judgment, to be a competitor or potential competitor of the Company, and (z) the transferee or assignee agrees in writing to be subject to and bound by the terms of this Agreement. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares which must be transferred, (i) any Holder which is a partnership may transfer such Holder's Registration rights to such Holder's constituent partners; (ii) any Holder or Holders, each of which is a corporation, may transfer such Holder's or Holders' Registration rights to any corporation or other entity at least 50% in interest of which is owned by such Holder or Holders or the owners of at least 50% in interest of such Holder or Holders without restriction as to the number or percentage of shares acquired by any such constituent partner, corporation or other entity; (iii) any Holder which is a registered investment company may transfer such Holder's Registration rights to another registered investment company with a common investment advisor; and (iv) any Holder which is a trust may transfer such Holder's Registration rights to a successor trustee or trustees or to a successor trust or trusts for the benefit of the same beneficiaries as the beneficiaries of such Holder.

                                     11.

         10. MARKET STAND-OFF. Each Holder hereby agrees that such Holder shall not sell or otherwise transfer any Registrable Securities or other securities of the Company during a reasonable and customary period (not to exceed one hundred eighty (180) days in the case of the Company's initial public offering and ninety (90) days in the case of any other offering), as agreed to between the Company and the Underwriter's Representative(s) following the effective date of a Registration Statement of the Company filed under the Securities Act; provided that such restriction shall only apply to the first two Registration Statements of the Company to become effective which include securities to be sold on behalf of the Company to the public in an underwritten offering, and shall not apply to any shares purchased in the initial public offering or in the open market thereafter; provided further, that all of the Company's officers, directors, affiliates and holders of more than 10,000 shares of Common Stock are subject to similar restrictions for the same period of time; provided further, that the holders of Series F Preferred Stock shall be subject to the restrictions of this Section 10 only with respect to a Registration Statement filed in connection with the Company's initial public offering.

         11.  TERMINATION OF REGISTRATION RIGHTS.

                             (a)     Except as set forth in subparagraph (b)
below, the right of any Holder to request registration or inclusion in any registration pursuant to Section 2.1, 2.3 or 3 shall terminate on the closing of the first Company-initiated firmly underwritten registered public offering of Common Stock of the Company, or if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

                             (b)     The provisions of subparagraph (a) above
shall not apply to any Holder who owns more than one percent (1%) of the Company's outstanding stock until the earlier of (x) such time as such Holder owns less than one percent (1%) of the outstanding stock of the Company, or
(y) the expiration of five years after the closing of the first firmly underwritten registered public offering of Common Stock of the Company.

         12.  FINANCIAL STATEMENTS AND REPORTS TO HOLDERS.

              12.1  GENERAL.  The Company shall deliver to each of the Holders:

                             (a)     as soon as practicable, but in any event
within ninety (90) days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such year and statements of income and cash flows for such year, which year-end financial reports shall be in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied and shall be audited and accompanied by the opinion of independent public accountants of recognized national standing selected by the Company;

                             (b)     as soon as practicable after the end of
the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, to each Holder, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the

                                     12.

Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made;

                             (c)     contemporaneously with delivery to
holders of Common Stock of the Company, a copy of each report of the Company delivered to holders of Common Stock; and

                             (d)     as soon as practicable following
submission to and approval by the Board of Directors of the Company, but in no event later than 30 days prior to the end of each fiscal year, to each Holder, the operating budget and plan (the "Plan") respecting the next fiscal year, a summary of each such Plan containing a monthly financial budget together with any update of the Plan as such update is prepared and a three-year financial summary; provided, however, that the Company shall not be obligated to deliver to any Holder any Plan or any other document under this Section 12.1(d) if the Board of Directors shall reasonably determine that such Holder is a competitor of the Company.

              12.2 MAJOR HOLDERS. So long as a Holder (with its affiliates) shall own not less than 200,000 shares of Preferred Stock (a "Major Holder"), the Company shall deliver to each such Major Holder:

                             (a)     promptly, but in any event within ten
(10) days, copies of all reports, proxy statements, registration statements and notifications filed with the SEC or provided to security holders or directors of the Company or to the financial community;

                             (b)     as soon as practicable, but in any event
within sixty (60) days after the end of each fiscal year of the Company, a stockholders' list, showing the holders' of all outstanding shares (both before giving effect to dilution and on a fully-diluted basis) and detailing all options granted, exercised or lapsed and all stock issued or sold; and

                             (c)     promptly, such other financial data or
other information relating to the business, affairs or financial condition of the Company as is available to the Company which a Major Holder may reasonably request.

         13. INSPECTION. The Company shall permit the Major Holders (or their designated representative), at such Major Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Holders (or their designated representative); provided, however, that the Company shall not be obligated pursuant to this Section 13 to provide any information which it reasonably considers a trade secret or confidential information.

         14. USE OF INFORMATION; TERMINATION OF COVENANTS. The covenants of the Company set forth in Sections 12 and 13 shall be terminated, and be of no further force or effect, upon the earlier of (a) the consummation of an underwritten public offering of the Company's

                                     13.

Common Stock registered under the Securities Act or (b) the date the Company registers any securities under the Exchange Act.

         15. SMALL BUSINESS STOCK. The Company shall submit such reports as the Secretary of the Treasury may require pursuant to Section 1202(d)(1)(c) of the Internal Revenue Code of 1986, as amended (the "Code"), relating to certain small business stock. The Company shall not make any election which would cause it not to be an "eligible corporation" as defined in Section 1202(e)(4) of the Code. The Company shall not acquire or dispose of assets such that real estate not used in the active conduct of a "qualified trade or business", as defined in Section 1202(e)(3) of the Code, constitutes more than ten percent of its assets. The Company shall use at least eighty percent (by value) of its assets in the conduct of one or more qualified trades or businesses, as provided in Section 1202(e)(1) of the Code.

         16.  RIGHT OF FIRST OFFER.

              16.1 GENERAL. Subject to the terms and conditions specified in this Section 16, the Company hereby grants to each Holder, except for Venture Lending & Leasing, Inc., Venture Lending & Leasing II, Inc., PathoGenesis Corporation and Becton, Dickinson and Company, a right of first offer with respect to future sales by the Company of its New Securities (as hereinafter defined). For purposes of this Section 16, the term Holder includes any partners, holders or affiliates of the Holder (which shall include another registered investment company with a common investment advisor). The Holder shall be entitled to apportion the right of first offer hereby granted among itself and its partners, holders and affiliates in such proportions as it deems appropriate.

              16.2 NOTICE. In the event the Company proposes to issue New Securities, it shall give the Holder written notice (the "Notice") of its intention stating (i) a description of the New Securities it proposes to issue, (ii) the number of shares of New Securities it proposes to offer, (iii) the price per share at which, and other terms on which, it proposes to offer such New Securities and (iv) the number of shares that the Holder has the right to purchase under this Section 16, based on the Holder's Percentage as defined in Section 16.5(b)).

              16.3 ELECTION. Within thirty (30) days after the Notice is given (in accordance with Section 17.5), the Holder may elect to purchase, at the price specified in the Notice, up to the number of shares of the New Securities proposed to be issued that the Holder has the right to purchase as specified in the Notice. An election to purchase shall be made in writing and must be given to the Company within such 30-day period (in accordance with Section 17.5). The closing of the sale of New Securities by the Company to the participating Holder upon exercise of its rights under this Section 16 shall take place simultaneously with the closing of the sale of New Securities to third parties.

              16.4  COMPANY RIGHTS. The Company shall have one hundred twenty
(120) days after the giving of the Notice to enter into an agreement to sell the New Securities which the Holder did not elect to purchase under this
Section 16, at or above the price and upon terms not materially more favorable to the purchasers of such securities than the terms specified in the

                                     14.

initial Notice given in connection with such sale. In the event the Company has not entered into an agreement to sell the New Securities within such 120-day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Holders in the manner provided in this Section 16.

              16.5  DEFINITIONS.

                             (a)     "New Securities" shall mean any shares
of, or securities convertible into or exercisable for any shares of, any class of the Company's capital stock; provided that "New Securities" does not include: (a) any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock authorized for issuance on the date hereof or the Common Stock issuable upon conversion thereof; (b) securities issued pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of the assets of such entity, or other reorganization whereby the Company owns not less than a majority of the voting power of such entity; (c) shares, or options to purchase shares, of the Company's Common Stock and the shares of Common Stock issuable upon exercise of such options, issued pursuant to any arrangement approved by the Board of Directors to employees, officers and directors of, or consultants, advisors or other persons performing services for, the Company; (d) shares of the Company's Common Stock or Preferred Stock of any series issued in connection with any stock split, stock dividend or recapitalization of the Company; (e) Common Stock issued upon exercise of warrants, options or convertible securities if the issuance of such warrants, options or convertible securities was a result of the exercise of the right of first offer granted under this
Section 16 or was subject to the right of first offer granted under this
Section 16; (f) capital stock or warrants or options for the purchase of shares of capital stock issued by the Company to a lender in connection with any loan or lease financing transaction; (g) securities sold to the public in an offering pursuant to a registration statement filed with the Commission under the Securities Act; and (h) any securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by the Company's Board of Directors.

                             (b)     The applicable "Percentage" for the
Holder shall be the number of shares of New Securities calculated by dividing
(a) the total number of shares of Common Stock owned by the Holder (assuming conversion of all shares of Preferred Stock) by (b) the total number of shares of Common Stock outstanding at the time the Notice is given (assuming conversion of all shares of Preferred Stock).

              16.6  EXCEPTIONS. The right of first offer granted under this
Section 16 shall not apply to and shall expire upon the consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act (other than a registration statement relating either to the sale of

                                     15.

securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction under Rule 145 of the Securities
Act).

              16.7 TRANSFER OF RIGHTS. The right of first offer granted under this section may be assigned by a Holder to a transferee or assignee of the Holder's shares of the Company's stock acquiring at least 50 percent of the then outstanding Common Stock (assuming conversion of all shares of Preferred Stock) held by such Holder on the date hereof. In the event that a Holder shall assign its right of first offer pursuant to this Section 16.7 in connection with the transfer of less than all of such Holder's shares of the Company's stock, such Holder shall also retain such Holder's right of first offer. Notwithstanding the limitation set forth in the first sentence of this paragraph respecting the minimum number of shares which must be transferred,
(i) any Holder which is a partnership may transfer such Holder's right of first offer to such Holder's constituent partners; (ii) any Holder or Holders, each of which is a corporation, may transfer such Holder's or Holders' right of first offer to any corporation or other entity at least 50% in interest of which is owned by such Holder or Holders or the owners of at least 50% in interest of such Holder or Holders without restriction as to the number or percentage of shares acquired by such constituent partner, any corporation or other entity; (iii) any Holder which is a registered, investment company may transfer such Holder's right of first offer to another registered investment company with a common investment advisor; and (iv) any Holder which is a trust may transfer such Holder's right of first offer to a successor trustee or trustees or to a successor trust or trusts for the benefit of the same beneficiaries as the beneficiaries of such Holder.

         17.  MISCELLANEOUS.

              17.1 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement constitutes the entire contract between the Company and the Holders relative to the subject matter hereof. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

              17.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

              17.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              17.4 HEADINGS. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

              17.5 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed

                                     16.

(i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to a Holder, at such Holder's address as set forth on the Company's books, or at such other address as the Company or such Holder may designate by ten (10) days' advance written notice to the Holders or the Company, respectively.

              17.6 AMENDMENT OF AGREEMENT. Any provision of this Agreement may be amended or waived only by a written instrument signed by the Company and by persons holding at least fifty percent (50%) of the aggregate of the Convertible Securities and Registrable Securities then outstanding.

              17.7 AMENDMENT AND RESTATEMENT OF PRIOR RIGHTS AGREEMENT. Pursuant to Section 17.6 of the Prior Rights Agreement, the Prior Rights Agreement is hereby amended and restated in its entirety by this Agreement.

              17.8 CHANGES IN REGISTRABLE SECURITIES. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement, as a condition to any such merger or consolidation.














                                     17.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  COMPANY

                                  AEROGEN, INC., a Delaware corporation



                                  By: /s/ Carol Gamble
                                     ------------------------------------------
                                                  Carol Gamble
                                  Vice President, General Counsel and Secretary

                                        18.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                  Bonnie Dennis Living Trust
                                  ------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     ---------------------------------------
                                                Signature

                                  Address: 1080 Autumn Lane
                                           ---------------------------------

                                           Los Altos, CA 94024
                                           ---------------------------------

                                           ---------------------------------


                                        19.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                  Valor Capital Mgmt, L.P.
                                  -----------------------------------------
                                           [Print Name of Holder]

                                  By:   /s/
                                     --------------------------------------
                                                    Signature
                                               John M. Kratky III

                                  Address:          200 Park Ave
                                          ---------------------------------

                                                    Ste. 3900
                                          ---------------------------------

                                                    NY NY 10166
                                          ---------------------------------


                                        20.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Matthew Frank
                                  ------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     ---------------------------------------
                                                    Signature

                                  Address:      2995 Woodside Rd Ste 400
                                          ----------------------------------

                                                Woodside, CA
                                          ----------------------------------

                                                94062
                                          ----------------------------------


                                        21.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           David B. Tuckerman
                                  ------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     ---------------------------------------
                                                    Signature
                                                 CMEA Ventures

                                  Address:       235 Montgomery St. # 920
                                          ----------------------------------

                                                 San Francisco, CA 94104
                                          ----------------------------------

                                          ----------------------------------

                                        22.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Harris Venture Partners, LLC
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                  Signature
                                     Michael S. Resnick, VP,  William Harris

                                  Address: Investors, Inc, as Managing Member
                                          ------------------------------------

                                                2 N. LaSalle St, Suite 400
                                          ------------------------------------

                                                    Chicago, IL 60602
                                          ------------------------------------

                                        23.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Interwest Investors VI, LP
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                    Signature
                                                Managing Director

                                  Address:  3000 Sand Hill Rd. #3-255
                                          ------------------------------------

                                            Menlo Park, CA 94025
                                          ------------------------------------

                                        24.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Interwest Partners VI, LP
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                    Signature
                                                Managing Director

                                  Address: 3000 Sand Hill Rd. #3-255
                                          ------------------------------------

                                            Menlo Park, CA 94025
                                          ------------------------------------


                                        25.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Virdian Capital, L.P.
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                 Signature

                                  Address:        220 Montgomery St #946
                                          ------------------------------------

                                                  San Francisco, CA 94104
                                          ------------------------------------

                                          ------------------------------------


                                        26.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Avery Ventures I
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                  Signature

                                  Address:        130 East Dana St.
                                          ------------------------------------

                                                  Mountain View, CA 94041
                                          ------------------------------------

                                          ------------------------------------


                                        27.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           David Saks
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                  Signature

                                  Address:        2 Knowllwood Road
                                          ------------------------------------

                                                  Woodcliff Lake
                                          ------------------------------------

                                                  N.J. 07675
                                          ------------------------------------


                                        28.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           David B. Musket
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                   Signature

                                    Address:
                                            ----------------------------------

                                            ----------------------------------

                                            ----------------------------------


                                        29.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Hunt Ventures, L.P.
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                  Signature

                                  Address: 1445 Ross Avenue
                                          ------------------------------------

                                                20th Floor
                                          ------------------------------------

                                                Dallas, TX   75202
                                          ------------------------------------


                                        30.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Kensigton Partners, L.P. II
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                    Signature

                                    Address:
                                            ----------------------------------

                                            ----------------------------------

                                            ----------------------------------


                                        31.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Bald Eagle Fund
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                    Signature

                                  Address:

                                          ------------------------------------

                                          ------------------------------------

                                          ------------------------------------

                                        32.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Kensington Partners, L.P.
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                    Signature

                                  Address:
                                          ------------------------------------

                                          ------------------------------------

                                          ------------------------------------


                                        33.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           The Kaufmann Fund
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                  --------------------------------------------
                                                    Signature

                                  Address:          The Kaufmann Fund
                                          ------------------------------------

                                                    140 E. 45th Street
                                          ------------------------------------

                                                    New York, NY 10017
                                          ------------------------------------


                                        34.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Invescp Global Health Services Fund
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                    Signature

                                  Address:          7800 E. Union Ave
                                          ------------------------------------

                                                    Ste 1100
                                          ------------------------------------

                                                    Denver, CO 80237
                                          ------------------------------------


                                        35.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Jonathan J. Carpenter
                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                                    Signature

                                  Address: 1 Larch Drive
                                          ------------------------------------

                                            Atherton
                                          ------------------------------------

                                            CA  94027
                                          ------------------------------------



                                        36.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                  ZAFFARONI REVOCABLE TRUST
                                  D/T/D 1-24-86

                                  --------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                     -----------------------------------------
                                            Signature Alejandro Zaffaroni
                                                       Trustee

                                  Address: 4005 Miranda Avenue
                                          ------------------------------------

                                               Suite 180
                                          ------------------------------------

                                               Palo Alto,  CA 94304
                                          ------------------------------------


                                        37.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           CMEA
                                  ----------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                      ------------------------------------------
                                                    Signature

                                  Address:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


                                        38.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Leeway & Co.
                                  ----------------------------------------------
                                           [Print Name of Holder]
                                                    Leeway & Co. by State Street

                                  By: Bank & Trust Co. a Partner by    /s/
                                      ------------------------------------------
                                                    Signature
                                               Kimberly A. Monyhan
                                               Assistant Vice President
                                  Address: Leeway & Co. c/o State Street Bank & Trust
                                            ------------------------------------

                                            One Enterprise Drive - W6C
                                            ------------------------------------

                                            North Quincy, MA 02171
                                            ------------------------------------




                                        39.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           Wheatley Partners LP
                                           Wheatley Foreign Partners LP
                                  ----------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                      ------------------------------------------
                                                    Signature
                                           By Barry Rubenstein, CEO
                                  Address:        Wheatley Partners LLC
                                            ------------------------------------
                                                  General Partner
                                                  80 Cutter Mill Road.. Ste 311
                                            ------------------------------------

                                                  Great Neck, NY 11021
                                            ------------------------------------



                                        40.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           ProMed Partners, L.P.
                                  ----------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                      ------------------------------------------
                                                    Signature
                                                    Barry Kurokawa
                                  Address:          200 Park Ave, Ste 3900
                                            ------------------------------------

                                                    NY, NY 10166
                                            ------------------------------------

                                            ------------------------------------


                                        41.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           PEC Israel Economic Corporation
                                  ----------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                      ------------------------------------------
                                                    Signature

                                  Address:  511 Fifth Avenue
                                            ------------------------------------

                                            New York, N.Y. 10017
                                            ------------------------------------

                                            U.S.A.
                                            ------------------------------------


                                        42.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE







                                ------------------------------------------------
                                  The Northern Trust Company not
                                  Individually, but solely in its capacity as
                                  Trustee of the Lucent technologies Inc.
                                ------------------------------------------------
                                  Master Pension Trust
                                ------------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                      ------------------------------------------
                                                    Signature

                                  Address:          Jeff Bullen
                                            ------------------------------------

                                                    Trust Officer
                                            ------------------------------------

                                            ------------------------------------



                                        43.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE





* U.S. VENTURE PARTNERS IV, L.P.                                  * see entities listed on left
By Presidio Management Group IV, L.P.                             ------------------------------------
Its General Patner                                                         [Print Name of Holder]

                                                                  By:      /s/
                                                                      --------------------------------
SECOND VENTURES II, L.P.                                                            Signature
By Presidio Management Group IV, L.P.                                      Michael P. Maher, Attorney-in-Fact
Its General Partner                                               Address: US Venure Partners
                                                                           ---------------------------

                                                                           2180 Sand Hill Road  #300
                                                                           ---------------------------
USVP ENTREPRENEUR PARTNERS II, L.P.
A Delaware Limited Partnership                                             Menlo Park, CA 94025
By Presidio Management Group IV, L.P.                                      ---------------------------




                                        44.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE








                                           PathoGenesis Corp.
                                  ----------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                      ------------------------------------------
                                                    Signature
                                           Exec. VP & CFO
                                  Address:          5215 Old Orchard Rd
                                            ------------------------------------

                                                    Skokie, IL 60077
                                            ------------------------------------

                                            ------------------------------------



                                        45.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE





                                  Advent Israel (Bermuda) Limited Partnership*
                                  Advent Israel Limited Partnership*
                                  Noptek Limited Partnership*
                                  By: Advent International Limited Partnership,
                                      General Partner
                                  By: Advent International Corporation, General
                                      Partner

                                  By:      /s/
                                      ------------------------------------------
                                           Janet L. Hennessy, Vice President


                                  Advent International Investors II Limited
                                      Partnership
                                  Advent Partners Limited Partnership*
                                  By: Advent International Corporation, General
                                      Partner

                                  By:      /s/
                                      ------------------------------------------
                                           Janet L. Hennessy, Vice President

                                  * c/o Advent International Corporation
                                    75 State Street, 29th Floor
                                    Boston, MA 02109




                                        46.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE




                                  Barry Kurokawa IRA Cowen & Co. Custodian
                                  ----------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                      ------------------------------------------
                                                    Signature

                                  Address:          280 Park Ave, 31ST Flr
                                            ------------------------------------

                                                    NY,  NY 10017
                                            ------------------------------------

                                            ------------------------------------


                                        47.

                                  AEROGEN, INC.
                           FOURTH AMENDED AND RESTATED
                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT
                        HOLDER COUNTERPART SIGNATURE PAGE





                                           Barry Kurokawa
                                  ----------------------------------------------
                                           [Print Name of Holder]

                                  By:      /s/
                                      ------------------------------------------
                                                    Signature

                                  Address:          37 Highridge Rd
                                            ------------------------------------

                                                    Hartsdale, NY 10530
                                            ------------------------------------

                                            ------------------------------------




                                        48.

                                   SCHEDULE A

------------------------------------------------------------ ---------------------------------------------------------
INVESTOR                                                     NUMBER OF SECURITIES
------------------------------------------------------------ ---------------------------------------------------------
Advent Israel, L.P.                                          446,000 Shares of Series A Preferred Stock and 330,589
                                                             Shares of Series B Preferred Stock and 189,300 Shares
                                                             of Series C Preferred Stock

Advent International II, L.P.                                12,822 Shares of Series A Preferred Stock and 6,411
                                                             Shares of Series B Preferred Stock

Advent Israel Bermuda, L.P.                                  54,000 Shares of Series A Preferred Stock and 40,027
                                                             Shares of Series B Preferred Stock and 22,900 Shares of
                                                             Series C Preferred Stock

Advent Partners L.P.                                         38,850 Shares of Series B Preferred Stock and 9,450
                                                             Shares of Series C Preferred Stock

Noptek, L.P.                                                 641,026 Shares of Series A Preferred Stock and 481,560
                                                             Shares of Series B Preferred Stock and 273,650 Shares
                                                             of Series C Preferred Stock

------------------------------------------------------------ ---------------------------------------------------------
Peter Frederick and Jane Elizabeth Carpenter PTEE            142,858 Shares of Series D Preferred Stock
Carpenter 1985 Irrev Trust Dated 4/29/85, Jane Carpenter,
Trustee
------------------------------------------------------------ ---------------------------------------------------------
Chemicals and Materials Enterprise Associates, Limited       1,282,052 Shares of Series A Preferred Stock and
Partnership                                                  1,282,052 Shares of Series B Preferred Stock and
                                                             1,333,333 Shares of Series C Preferred Stock and
                                                             444,444 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Discount Investment Corporation Ltd.                         500,000 Shares of Series C Preferred Stock and 216,475
                                                             Shares of Series D Preferred Stock and 240,866 Shares
                                                             of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Eckenhoff Family Trust A, Bonnie J. Eckenhoff TREE 1/8/92    75,000 Shares of Series C Preferred Stock and 33,644
                                                             Shares of Series D Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
InterWest Investors VI, LP                                   88,791 Shares of Series C Preferred Stock and
                                                             16,913 Shares of Series D Preferred Stock and
                                                             6,756 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------

                                        49.

------------------------------------------------------------ ---------------------------------------------------------
INVESTOR                                                     NUMBER OF SECURITIES
------------------------------------------------------------ ---------------------------------------------------------
InterWest Partners VI, L.P.                                  2,911,209 Shares of Series C Preferred Stock and
                                                             554,516 Shares of Series D Preferred Stock and 215,466
                                                             Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
INVESCO Funds Group, Inc.                                    1,142,858 Shares of Series D Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Pirate Ship & Co., Nominee of INVESCO Funds Group, Inc.      888,889 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Leeway & Co.                                                 1,437,960 Shares of Series D Preferred Stock and
                                                             266,667 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Ell & Co.                                                    2,276,326 Shares of Series D Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Gerlach  & Co., Nominee of The Manufacturers Life            2,714,286 Shares of Series D Preferred Stock
Insurance Company (USA)
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith Inc. FBO David H.        28,572 Shares of Series D Preferred Stock
McCallum (IRA)
------------------------------------------------------------ ---------------------------------------------------------
David B. Musket                                              72,575 Shares of Series D Preferred Stock and 100,000
                                                             Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
David B. Musket SEP IRA c/o Cowen & Co., Custodian           50,000 Shares of Series C Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
PEC Israel Economic Corporation                              500,000 Shares of Series C Preferred Stock and 216,475
                                                             Shares of Series D Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
ProMed Partners, L.P.                                        150,000 Shares of Series D Preferred Stock and 46,125
                                                             Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Dr. Amram Rasiel                                             128,204 Shares of Series A Preferred Stock and 64,102
                                                             Shares of Series B Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Targa Capital                                                100,000 Shares of Series C Preferred Stock and 42,860
                                                             Shares of Series D Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Thomas E. Sparks, Jr.                                        25,000 Shares of Series C Preferred Stock and 10,824
                                                             Shares of Series D Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------

                                        50.


------------------------------------------------------------ ---------------------------------------------------------
INVESTOR                                                     NUMBER OF SECURITIES
------------------------------------------------------------ ---------------------------------------------------------
U.S. Venture Partners IV, L.P.                               1,108,974 Shares of Series A Preferred Stock and
                                                             1,386,219 Shares of Series B Preferred Stock and
                                                             2,306,667 Shares of Series C Preferred Stock and
                                                             222,429 Shares of Series D Preferred Stock

Second Ventures II, L.P.                                     134,616 Shares of Series A Preferred Stock and 168,269
                                                             Shares of Series B Preferred Stock and 280,000 Shares
                                                             of Series C Preferred Stock and 27,000 Shares of Series
                                                             D Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
USVP Entrepreneur Partners II, L.P.                          38,462 Shares of Series A Preferred Stock and 48,077
                                                             Shares of Series B Preferred Stock and 80,000 Shares of
                                                             Series C Preferred Stock and 7,714 Shares of Series D
                                                             Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Venture Lending & Leasing, Inc.                              32,051 Shares of Common Stock and up to 52,000 Shares
                                                             of Series C Preferred Stock

Venture Lending & Leasing II, Inc.                           Up to 78,000 Shares of Series C Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Viridian Capital                                             400,000 Shares of Series D Preferred Stock and 333,333
                                                             Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Wheatley Partners, L.P.                                      526,798 Shares of Series D Preferred Stock and 819,463
                                                             Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Wheatley Foreign Partners, L.P.                              44,631 Shares of Series D Preferred Stock and 69,426
                                                             Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Alejandro C. Zaffaroni, Ph.D., & Lida Zaffaroni, Trustees    641,026 Shares of Series B Preferred Stock and 222,222
of the Zaffaroni Revocable Trust D/T/D 1-24-86               Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Zaffaroni Family Partnership, LP. (formerly Prydain          500,000 Shares of Series C Preferred Stock
Partners, L.P.)
------------------------------------------------------------ ---------------------------------------------------------
Jonathan Carpenter                                           24,013 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
PathoGenesis Corporation                                     961,539 Shares of Series E Preferred Stock
201 Elliott Avenue West, Suite 150
Seattle, WA  98118

------------------------------------------------------------ ---------------------------------------------------------

                                        51.


------------------------------------------------------------ ---------------------------------------------------------
INVESTOR                                                     NUMBER OF SECURITIES
------------------------------------------------------------ ---------------------------------------------------------
Becton, Dickinson and Company                                961,539 Shares of Series E Preferred Stock
1 Becton Drive
Franklin Lakes, NJ  07417-1866

------------------------------------------------------------ ---------------------------------------------------------
MVI Medical Venture Investments Limited                      1,333,333 Shares of Series F Preferred Stock

------------------------------------------------------------ ---------------------------------------------------------
Edgemont Asset Management                                    888,889 Shares of Series F Preferred Stock

------------------------------------------------------------ ---------------------------------------------------------
Hunt Ventures, L.P.                                          444,444 Shares of Series F Preferred Stock

------------------------------------------------------------ ---------------------------------------------------------
The NeoMed Fund Limited                                      222,222 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Harris Venture Partners                                      222,222 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Valor Capital Management, L.P.                               222,222 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Kensington Partners, L.P.                                    86,076 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Bald Eagle Fund                                              19,625 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Kensington Partners, L.P. II                                 5,410 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
David Saks                                                   40,000 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
David Tuckerman                                              4,444 Shares of Series F Preferred Stock

------------------------------------------------------------ ---------------------------------------------------------
Matthew Frank                                                10,000 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Avery Ventures I                                             222,222 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Carpenter 1983 Family Trust UA dtd 3/9/83, Peter F.          44,444 Shares of Series F Preferred Stock
Carpenter and Jane Elizabeth Carpenter, Trustees
------------------------------------------------------------ ---------------------------------------------------------
Bonnie B. Dennis Living Trust                                20,000 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Barry Kurokawa IRA, Cowen & Co. Custodian                    23,000 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
Barry Kurokawa                                               12,000 Shares of Series F Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

                                        52.